UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)	(I.R.S. Employer Identification. No)

4707 Executive Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 877-7210

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 31, 2025, LPL Financial Holdings Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, as representative of the several underwriters (the “Underwriters”) named in Schedule I of the Underwriting Agreement, related to a public offering of 4,687,500 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $320.00 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 703,125 shares of its Common Stock in the Offering on the same terms and conditions (the “Option”). On April 1, 2025, the Underwriters exercised the Option in full, resulting in a total sale and issuance of 5,390,625 shares of the Common Stock in the Offering. The Offering closed on April 2, 2025.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-285503), which was initially filed with the Securities and Exchange Commission on March 3, 2025, and declared effective on March 25, 2025.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company; conditions to closing; indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended; and termination provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

An opinion dated April 2, 2025 regarding the legality of the issuance and sale of the shares of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated March 31, 2025, by and between LPL Financial Holdings Inc. and Morgan Stanley & Co. LLC, as representative of the several underwriters named in Schedule I thereto

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in the opinion filed as Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

Date: April 2, 2025	/s/ Althea Brown
Althea Brown
Chief Legal Officer and Secretary